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                                                                    EXHIBIT 24.2


                               ATTORNEYS' CONSENT


         We consent to the reference to our name under the caption "Legal Matters" in the Prospectus constituting part of this Registration Statement.


                                                 Freedman, Levy, Kroll & Simonds


Washington, D.C.
October 24, 1996